Supplement to the Class A, B and C Shares Prospectus

Credit Suisse Large Cap Blend II Fund

The following information supersedes certain information contained in the Fund's Prospectus.

Effective January 1, 2011, the following information replaces the information set forth in the third paragraph under the section entitled "The Funds in Detail – The Management Firm" on Page 25 of the Fund's Prospectus:

Credit Suisse will waive fees and reimburse expenses so that the Large Cap Blend II Fund's annual operating expenses will not exceed 1.30% of the fund's average daily net assets for Class A shares and 2.05% of the fund's average daily net assets for each of Class B and Class C shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Dated: December 6, 2010	USEQVAL-PRO-LOAD-16-1210 2010-013